UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2026

OIL-DRI CORPORATION OF AMERICA
(Exact name of the registrant as specified in its charter)

Delaware	001-12622	36-2048898
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Michigan Avenue, Suite 400
Chicago, Illinois		60611-4213
(Address of principal executive offices)		(Zip Code)

The registrant's telephone number, including area code: (312) 321-1515

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ODC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Second Amendment to the 2005 Deferred Compensation Plan

On April 3, 2026, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Oil-Dri Corporation of America (the “Company”) approved the second amendment (the “Second Amendment”) to the Oil-Dri Corporation of America 2005 Deferred Compensation Plan (the “Deferred Compensation Plan”), in which the Company’s executive officers and other senior managers are eligible to participate. The Second Amendment, among other things, (i) amends the definition of “Eligible Employee or Director” to better align with the Company’s current salary grade structure, (ii) amends the definition of “Separation from Service” to clarify the factors that qualify as a termination of employment for an employee reducing their level of services to the Company, and (iii) adjusts the process for crediting Earnings (as defined in the Deferred Compensation Plan) from annually to at least quarterly. The foregoing description is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amended Forms of Restricted Stock Agreements

On April 3, 2026, the Compensation Committee also approved the following amended forms of agreements that the Company will use from time to time in making restricted stock awards to its employees or directors pursuant to the Oil-Dri Corporation of America 2006 Long-Term Incentive Plan: (i) form of employee restricted stock agreement for Class A Common Stock, par value $0.10 per share; (ii) form of employee restricted stock agreement for Common Stock, par value $0.10 per share (“Common Stock”); (iii) form of employee restricted stock agreement for Class B Stock, par value $0.10 per share; and (iv) form of director restricted stock agreement for Common Stock. These amended forms of restricted stock agreements better align with current Company practices, and replace the current forms of restricted stock agreement which were filed as exhibits to the Company’s Annual Report on Form 10-K for its fiscal year ended July 31, 2025. Copies of these documents are filed as Exhibits 10.2 through 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit
Number	Description of Exhibits

10.1	Second Amendment, effective April 3, 2026, to the Oil-Dri Corporation of America 2005 Deferred Compensation Plan (as amended and restated effective January 1, 2008).
10.2	Form of Oil-Dri Corporation of America 2006 Long Term Incentive Plan Employee Restricted Stock Agreement for Class A Common Stock.
10.3	Form of Oil-Dri Corporation of America 2006 Long Term Incentive Plan Employee Restricted Stock Agreement for Common Stock.
10.4	Form of Oil-Dri Corporation of America 2006 Long Term Incentive Plan Employee Restricted Stock Agreement for Class B Stock.
10.5	Form of Oil-Dri Corporation of America 2006 Long Term Incentive Plan Director Restricted Stock Agreement for Common Stock.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OIL-DRI CORPORATION OF AMERICA

By:	/s/ Anthony W. Parker
Anthony W. Parker
Vice President, General Counsel & Secretary

Date: April 3, 2026